Exhibit 10(d)
                    INDEMNIFICATION AGREEMENT

This Agreement, made and entered into this _____ day of ____________, 1996 ("Agreement"), by and between
____________________ a Delaware corporation (hereinafter
"_____________" or "Company"), and __________________
("Indemnitee"):

     WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

     WHEREAS, the current impracticability of obtaining adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons;

     WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders an that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

     WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified;

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     NOW, THEREFORE, in consideration of the premises and the
covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     Section 1. Services by Indemnitee. Indemnitee agrees to serve as a director and/or officer of the Company or any of its subsidiaries or affiliates. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position.

     Section 2.  Indemnification - General.   The Company shall,
as provided herein and to the fullest extent______________ would be permitted by Delaware law, as in effect from time to time indemnify Indemnitee against all Expenses, liabilities and losses (including but not limited to judgments and damage awards containing both actual and punitive damages) penalties, fines, arbitration awards, and amounts reasonably paid or to be paid in any settlement suffered or incurred by the Indemnitee in connection with any Proceeding. Indemnitee shall receive the benefit of any modification of the Delaware General Corporate Law that expands or broadens Indemnitee's rights to indemnification.

     The right to indemnification conferred herein shall be a contract right, shall continue in favor of Indemnitee whether or not he ceases to be an officer or director of ____________, and shall inure to the benefit of his heirs, executors and administrators and shall include the right to be promptly paid or to have paid on Indemnitee's behalf Expenses incurred in connection with the prosecution, defense, or investigation of any Proceeding in advance of its final disposition; provided, however, that the payment of Expenses in advance of the final disposition of a Proceeding shall be made only upon delivery to Company of an undertaking, by or on behalf of Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by Company, the form of such undertaking being attached hereto as Exhibit A and by this reference incorporated herein. Expenses shall be advanced or paid to Indemnitee within ten days after the Company receives a statement from Indemnitee requesting advancement or payment of any Expenses and reasonably evidencing the Expenses incurred by or on behalf of Indemnitee.

     Section 3. Prohibited Modifications. No action by TradeWave whether by amendment to or repeal of the indemnification provisions contained in the certificate of incorporation or bylaws of ____________, or otherwise, shall diminish or adversely affect any right or protection granted Indemnitee pursuant to the provisions of this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto.

     Section 4. Claims. If a claim for indemnification or for payment or advancement of Expense arising under this Agreement is not paid in full by Company within thirty (30) days after a written claim or request for payment or advancement has been received by Company, Indemnitee may, at any time thereafter, bring suit against Company to recover the unpaid amount of the claim, and if successful in whole or in part, the Indemnitee shall in addition to any claim recovery, be entitled to be paid all cost and expense of such suit (including attorney's fees, costs of court, expert fees, travel costs and all other expenses). In any such action, the Company shall have the burden of proving that Indemnitee is not entitled to the requested indemnification or payment or advancement of expenses.

     Section 5.  Contract Rights Not Exclusive.   The contract
rights conferred by this Agreement shall be in addition to and not exclusive of, and shall not be deemed to affect, any other right which the Indemnitee may have or hereafter acquire under any statute or the provisions of the certificate of incorporation of ____________, the provisions of the bylaws of ___________, any agreement, any policy of directors and officers liability insurance, any vote of stockholders or disinterested directors of ____________ or otherwise.

     Section 6. Claims Procedures and Choice of Counsel. Indemnitee shall advise the Company, in writing of the institution of any Proceeding which is or may be subject to this Agreement within ten (10) days of Indemnitee's receiving notice of any such Proceeding. The Indemnitee hereby agrees that concurrently with notifying the Company of any claim in respect of which indemnification may be sought hereunder, he will seek indemnification under any arrangement (including without limitation any directors' or officers' indemnification arrangement or insurance policy, whether provided by charter or bylaw provision, contract or otherwise) provided to him by ___________, or any affiliate, predecessor, or successor of the foregoing (such entities, the "Other Indemnifying Parties"). Following a refusal by the Other Indemnifying Parties to indemnify the Indemnitee in connection with a Proceeding, the Company shall be entitled to assume the defense thereof at its expense with counsel chosen by it and reasonably satisfactory to the Indemnitee; provided, however, that the Indemnitee may at his own expense retain separate counsel to participate in such defense. Notwithstanding the foregoing, such Indemnitee shall have the right to employ separate counsel at the Company's expense and to control his own defense of such action or Proceeding if, in the reasonable opinion of counsel to the Company, a conflict or potential conflict exists between the Company and Indemnitee that would make such separate representation advisable; provided, however, that in no event shall the Company be required to pay fees and expenses under this indemnity for more than one firm of attorneys to represent Indemnitee in any jurisdiction in any one legal action or group of related legal actions, unless both civil and criminal proceedings or investigations are involved. Indemnitee agrees that he will not, without the prior written consent of the

Company, settle or compromise or consent to the entry of any judgment in any Proceeding relating to any matter for which Indemnitee may claim indemnity rights. The amount of any recovery actually received by the Indemnitee from the Other Indemnifying Parties shall reduce, dollar-for-dollar, any liability of the Company to the Indemnitee under the indemnification provisions of this Agreement. To the extent that the Company has paid any amounts to or on behalf of the Indemnitee pursuant to this Agreement, the Company shall be subrogated to the rights of the Indemnitee against the Other Indemnifying Parties and the Indemnitee shall reasonably assist the Company in pursuing any recovery incident to such subrogation.

     Section 7. Indemnification for Expenses of a Witness. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

     Section 8. Indemnitee Coverage and Policy Maintenance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. The Company agrees to utilize its best efforts to maintain Director and Officer liability insurance coverage to cover Indemnitee at all times.

     Section 9. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) 10 years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request for the Company; or (b) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors an administrators.

     Section 10. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without Limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without Limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     11.  Definitions.   a.  "Corporate Status" describes the
status of a person who is or was a director, officer, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request for the Company.

                    b.  "Expenses" shall include all reasonable
attorneys' fees, retainers, court costs. transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or preparing to be a witness in a Proceeding.

                    c.  "Proceeding" includes any action, suit,
arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one (1) initiated by an Indemnitee pursuant to Section 4 of this Agreement to enforce his rights under this Agreement or (ii) pending on or before the Effective Date.

     Section 13. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     Section 14. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (I) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                         1.  To the Company:
                         ________________________________

                         ________________________________

                         ________________________________

                         ________________________________

                         2.  To_________________, Indemnitee:
                         ________________________________

                         ________________________________

                         ________________________________

                         ________________________________


or to such other addresses as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be,

     Section 15.  Governing Law.  This Agreement shall be
governed by, and construed in accordance with, the laws of the State of Delaware.

     Section 16. Miscellaneous. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

COMPANY:
                                   ______________________________


By:_____________________________

Name:__________________________

Title:____________________________


________________________________
                                   _____________________,
Indemnitee



Name:__________________________

                           Exhibit "A"

                      UNDERTAKING AGREEMENT


     AGREEMENT dated the ______ day of _________________, 19___, by and between _____________, a Delaware corporation (such company, together with its successors and assigns, if any, being referred to herein as the "Company"), and, (the "lndemnitee"), an officer of ________________________.

     WHEREAS, the lndemnitee [is named as a party defendant in a Proceeding specified in Exhibit I hereto and, in addition] [may be named as a party defendant in future Proceedings which arise in connection with or as a result of the Indemnitee's relationship to or employment with _____________] (a
"Proceeding"):

WHEREAS, the Company and the Indemnitee have entered into an Indemnification
Agreement dated the ______ day of ___________________, 19___ (the
"Agreement"):

     WHEREAS, the Indemnitee desires that the Company pay any and all Expenses (as defined) and costs (including, but not limited to, attorneys' fees and stenographic, travel and court costs) actually and reasonably incurred by the lndemnitee or on the Indemnitee's behalf in defending or investigating each Litigation, in accordance with the provisions of the Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. As to payments made by the Company to the lndemnitee in respect of each Proceeding, the Indemnitee in respect of each Proceeding hereby undertakes and agrees to repay to the Company any and all amounts so paid promptly, and in any event within thirty (30) days, after the final disposition, including any appeals, of such Proceedings provided, however, that such repayment shall not be required if it shall be determined in accordance with the Agreement or otherwise that the lndemnitee is entitled to be indemnified by the Company pursuant to the provisions of the Agreement.

     2. This Agreement shall not affect in any manner any rights which the lndemnitee may have against TradeWave or against any other person to seek indemnification for, or reimbursement of, any expenses and costs (including attorneys' fees) referred to herein or indemnification for, or reimbursement of, any judgment which may be rendered in any Proceeding.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth above.

                              _________________________________
                              By:________________________________
                              Name:______________________________
                              Title:_____________________________

                              lndemnitee:________________________